UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 28, 2005



                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


         Delaware                  0-14120                   23-1462070
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(State or other jurisdiction     (Commission               (IRS Employer
       of incorporation)         File Number)           Identification No.)



Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania       19477
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           (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

         The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On November 28, 2005, Advanta Corp. (the "Company") issued a press release describing its guidance for fiscal year 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 28, 2005 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated November 18, 2005. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 30 days from the date of the call.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest income including changes resulting from fluctuations in the volume of receivables and the range and timing of pricing offers to cardholders; (2) competitive pressures; (3) political conditions, social conditions, monetary and fiscal policies and general economic and environmental conditions that affect the level of new account originations, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or receivable balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators and examinations; (9) the effect of, and changes in, tax laws, rates, regulations and policies; (10) the effect of legal and regulatory developments, including changes in bankruptcy laws and regulations and the ultimate resolution of the industry-related judicial proceedings relating to the legality of certain interchange rates; (11) relationships with customers, significant vendors and business partners; (12) factors affecting the Company's ability to successfully develop, acquire, produce, test and market products or services, including the ability and cost to obtain intellectual property rights;
(13) the amount and cost of financing available to the Company; (14) the ratings on the debt of the Company and its subsidiaries; (15) the effect of changes in accounting policies or practices as may be required by changes in U.S. generally accepted accounting principles; (16) the impact of litigation; (17) the proper design and operation of the Company's disclosure controls and procedures; and
(18) the ability to attract and retain key personnel. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company has provided managed receivable data and other non-GAAP financial measurements in this document. Management believes that these non-GAAP financial measures used in managing the business may provide users additional useful information. The table attached to the press release filed as an exhibit to this Form 8-K includes a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit relating to Item 8.01shall be deemed "filed" under the Exchange Act:

99.1 Press Release issued November 28, 2005 regarding guidance for fiscal year 2006.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Advanta Corp.
                           (Registrant)


Date: November 28, 2005
                           By:  /s/ Elizabeth Mai
                               -----------------------------------------
                                    Elizabeth H. Mai, Chief Administrative
                                    Officer, Senior Vice President, Secretary
                                    and General Counsel


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                                  EXHIBIT INDEX



Exhibit           Description                                Method of Filing

99.1              Press release issued November 28, 2005      Filed herewith
                  regarding guidance for fiscal year 2006